Exhibit 99.2 Chart’s – Clean Capabilities © 2020 Chart Industries, Inc. Confidential and Proprietary © 2020 Chart Industries, Inc. Confidential and ProprietaryExhibit 99.2 Chart’s – Clean Capabilities © 2020 Chart Industries, Inc. Confidential and Proprietary © 2020 Chart Industries, Inc. Confidential and Proprietary

Clean Capabilities Markets

CHART
Cooler By Design.™

SPECIALTY MARKETS

- LNG — Liquefied Natural Gas
- H_2 — Liquid Hydrogen
- Water & Wastewater Treatment
- biogas — Liquefied Biogas
- CO_2 — Carbon Capture
- Liquid Air Energy Storage

© 2020 Chart Industries, Inc. Confidential and Proprietary

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LIQUEFIED NATURAL GAS (LNG) 2 © 2020 Chart Industries, Inc. Confidential and ProprietaryLIQUEFIED NATURAL GAS (LNG) 2 © 2020 Chart Industries, Inc. Confidential and Proprietary

LIQUEFIED NATURAL GAS (LNG) Chart is the world’s leading single-source LNG equipment and solutions provider across the complete value chain (Liquefaction, Distribution, Storage & End- use) Chart is a key player in the development of small- scale models and the associated infrastructure that are revolutionizing the LNG landscape and bringing natural gas power to off-grid locations and providing an alternative transport fuel for trucks, ships and even railway locomotives 3 © 2020 Chart Industries, Inc. Confidential and ProprietaryLIQUEFIED NATURAL GAS (LNG) Chart is the world’s leading single-source LNG equipment and solutions provider across the complete value chain (Liquefaction, Distribution, Storage & End- use) Chart is a key player in the development of small- scale models and the associated infrastructure that are revolutionizing the LNG landscape and bringing natural gas power to off-grid locations and providing an alternative transport fuel for trucks, ships and even railway locomotives 3 © 2020 Chart Industries, Inc. Confidential and Proprietary

LNG - EQUIPMENTS

CHART
Cooler By Design.™


Clean Energy

LNG Fueling Station



LNG Fuel Systems



LNG Rail Cars



LNG Transport Trailers





LNG Mobile Fueler


CHART

LNG ISO Intermodal Containers



LNG Orca™ MicroBulk Delivery

© 2020 Chart Industries, Inc. Confidential and Proprietary

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LIQUID HYDROGEN (H ) 2 5 © 2020 Chart Industries, Inc. Confidential and ProprietaryLIQUID HYDROGEN (H ) 2 5 © 2020 Chart Industries, Inc. Confidential and Proprietary

LIQUID HYDROGEN (H2)

Chart is your ideal project partner to deliver hydrogen as a secure, clean, safe and affordable alternative to fossil fuels.

Through our deep cryogenic expertise and proven track record with over 50 years of delivering solutions for a huge range of liquefied gases, including hydrogen

Chart is uniquely positioned to address the hydrogen value chain. [Liquefaction, Distribution, Storage & End use]

PROUD MEMBER OF FOLLOWING ORGANIZATIONS:

Hydrogen Council

Hydrogen Europe

California Hydrogen Business Council

Hydrogen Means Business in California!

European Clean Hydrogen Alliance

Kick-starting the EU Hydrogen Industry to achieve the EU climate goals

MarHySafe DNV·GL

FCHEA Fuel Cell & Hydrogen Energy Association

California Fuel Cell Partnership Driving for the Future

© 2020 Chart Industries, Inc. Confidential and Proprietary

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LIQUID HYDROGEN (H2) ▪ Chart is the leader with 50+ years of experience in design, manufacture, test and assembly of liquid hydrogen storage equipment in our global facilities ▪ FCEV fuel stations, FC forklift fueling, liquefaction, aerospace and industrial applications ▪ More than 800 LH2 bulk tanks built ▪ Complete line of liquid hydrogen storage tanks – 3,000 gallons and up ▪ Chart’s liquid hydrogen trailers are designed specifically for LH2 FCEV Station transporting liquid hydrogen over the road and exceed the requirements of an MC-338 highway trailer Liquefaction Systems ▪ Our flow meter system for hydrogen gas covers an absolute pressure range from 435 to 3,045 psi (30 to 210 bar) ▪ Engineering expertise for unique applications Brazed Aluminum Heat Exchangers (BAHX) Metering Systems Hydrogen Trailers © 2020 Chart Industries, Inc. Confidential and Proprietary On board Liquid Hydrogen Fuel Tank Storage TanksLIQUID HYDROGEN (H2) ▪ Chart is the leader with 50+ years of experience in design, manufacture, test and assembly of liquid hydrogen storage equipment in our global facilities ▪ FCEV fuel stations, FC forklift fueling, liquefaction, aerospace and industrial applications ▪ More than 800 LH2 bulk tanks built ▪ Complete line of liquid hydrogen storage tanks – 3,000 gallons and up ▪ Chart’s liquid hydrogen trailers are designed specifically for LH2 FCEV Station transporting liquid hydrogen over the road and exceed the requirements of an MC-338 highway trailer Liquefaction Systems ▪ Our flow meter system for hydrogen gas covers an absolute pressure range from 435 to 3,045 psi (30 to 210 bar) ▪ Engineering expertise for unique applications Brazed Aluminum Heat Exchangers (BAHX) Metering Systems Hydrogen Trailers © 2020 Chart Industries, Inc. Confidential and Proprietary On board Liquid Hydrogen Fuel Tank Storage Tanks

WATER & WASTEWATER TREATMENT 8 © 2020 Chart Industries, Inc. Confidential and ProprietaryWATER & WASTEWATER TREATMENT 8 © 2020 Chart Industries, Inc. Confidential and Proprietary

WATER & WASTEWATER TREATMENT Chart provides complete equipment gas storage and delivery solutions for Oxygen enrichment and pH balancing processes used in the treatment of water and wastewater Vacuum Jacked LOX piping 9 Oxygen System Package Liquid CO2 systems Gas Manifold Skid Vacuum Jacked LOX piping Control Panel Solutions © 2020 Chart Industries, Inc. Confidential and ProprietaryWATER & WASTEWATER TREATMENT Chart provides complete equipment gas storage and delivery solutions for Oxygen enrichment and pH balancing processes used in the treatment of water and wastewater Vacuum Jacked LOX piping 9 Oxygen System Package Liquid CO2 systems Gas Manifold Skid Vacuum Jacked LOX piping Control Panel Solutions © 2020 Chart Industries, Inc. Confidential and Proprietary

WATER & WASTEWATER TREATMENT

Combining Chart equipment and BlueInGreen technology enables us to provide complete water treatment solutions through efficient delivery of dissolved oxygen, carbon dioxide and ozone.

- All principal capital equipment comprising storage tanks, vaporizer and inter-connecting pipework, is engineered and built in-house and supplied as a turn-key package including associated controls and instrumentation.
- Chart pioneered the distribution and storage of bulk carbon dioxide as a cost effective and safer alternative to high pressure cylinders
- Same technology to other applications, including pH balancing at municipal swimming pools, and water treatment plants where carbon dioxide is a safer and more economical solution to sulfuric and other strong acids in pH control.

BlueInGreen
solutions for water quality

Chart acquires "BlueInGreen" in November 2020


BlueInGreen

© 2020 Chart Industries, Inc. Confidential and Proprietary

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LIQUEFIED BIOGAS (LBG) 11 © 2020 Chart Industries, Inc. Confidential and ProprietaryLIQUEFIED BIOGAS (LBG) 11 © 2020 Chart Industries, Inc. Confidential and Proprietary

LIQUEFIED BIOGAS (LBG) Chart provides complete engineering and equipment solutions that can also be supplied as a full EPC turnkey project with tailored packages for commissioning, servicing and training APPLICATIONS INCLUDE ▪ Biogas liquefaction ▪ Landfill gas recovery ▪ Flare gas recovery ▪ Stranded gas monetization ▪ Pipeline gas liquefaction Biogas Liquefaction 12 © 2020 Chart Industries, Inc. Confidential and ProprietaryLIQUEFIED BIOGAS (LBG) Chart provides complete engineering and equipment solutions that can also be supplied as a full EPC turnkey project with tailored packages for commissioning, servicing and training APPLICATIONS INCLUDE ▪ Biogas liquefaction ▪ Landfill gas recovery ▪ Flare gas recovery ▪ Stranded gas monetization ▪ Pipeline gas liquefaction Biogas Liquefaction 12 © 2020 Chart Industries, Inc. Confidential and Proprietary

LIQUEFIED BIOGAS (LBG)

CHART
Cooler By Design.™

- Bio-LNG can be used at source for power generation, fueling natural gas vehicles and bunkering, loaded into cryogenic containers and transported for regional use or vaporized and injected into the pipeline.
- As the industry pioneer for small-scale and modular liquefaction, we have applied our know-how to develop a technically and commercially viable solution for the liquefaction of smaller gas volumes typically associated with biogas.
- The C15MR Micro LNG plant has a nameplate liquefaction capacity of 15,000 gallons per day (25 tons per day).



Biogas Liquefaction model

© 2020 Chart Industries, Inc. Confidential and Proprietary

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CARBON CAPTURE 14 © 2020 Chart Industries, Inc. Confidential and ProprietaryCARBON CAPTURE 14 © 2020 Chart Industries, Inc. Confidential and Proprietary

CARBON CAPTURE

CHART Cooler By Design.™

Chart provides complete Engineering, Development & Manufacturing of Carbon capture equipment

Chart acquires Sustainable Energy Solutions, Inc, in December 2020

SES INNOVATION

Combining Chart equipment and SES technology enables us to provide wide range of equipment in the carbon capture space

Equipment Offered:

- Storage Tanks for Carbon Capture and Storage
- Brazed aluminum heat exchangers (BAHX), Cold Boxes & Systems for Cryogenic Carbon Capture
- Air Cooled Heat Exchangers for Direct Air Carbon Capture
- Bulk Tanks & Trailers for Merchant CO2 Sources



© 2020 Chart Industries, Inc. Confidential and Proprietary

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CARBON CAPTURE - EQUIPMENT

CHART
Cooler By Design.™


Brazed Aluminum Heat Exchangers (BAHX)


Liquid CO2 Tanks


CHART
Air Cooled Heat Exchangers


ORCA
Orca™ MicroBulk Delivery Systems


Bulk Tanks


Perma-Max™ / Perma-Cyl® Tanks

© 2020 Chart Industries, Inc. Confidential and Proprietary

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LIQUID AIR ENERGY STORAGE (LAES) 17 © 2020 Chart Industries, Inc. Confidential and ProprietaryLIQUID AIR ENERGY STORAGE (LAES) 17 © 2020 Chart Industries, Inc. Confidential and Proprietary

LIQUID AIR ENERGY STORAGE (LAES)

LAES is the most reliable large scale, long term energy storage solution

- No rare earth materials (unlike batteries)
- Commercial off the shelf equipment with millions of hours proven reliability
- Charge rates from 1 to 50MW, storage capacity from 20 to 2,000 MWh and generation from 2 to 100MW

How it Works

- Air is liquefied by refrigerating it to -196°C
- It is stored in cryogenic tanks as a dense liquid
- Liquid air is vaporized back to gas on demand


Creating clean energy out of thin air.
Zero emission power generation for peak shaving and to supplement intermittent output from renewables

© 2020 Chart Industries, Inc. Confidential and Proprietary

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LIQUID AIR ENERGY STORAGE (LAES)

CHART
Cooler By Design.™

Equipment supplied in 'LAES' space

- Brazed aluminum heat exchangers (BAHX), cold boxes, air coolers, storage tanks, vaporizers and vacuum insulated pipe
- Nitrogen cycle and IPSMR® process technology
- Cryogenic expertise and experience
- Modular construction for scale adapted solutions
- Long pedigree with ASU and proving technical and commercial viability of small and mid-scale LNG

OUR TECHNOLOGY Drives greater efficiencies

- Supergap™ high performance vaporizers provide zero cost heating during the vaporization process
- Vacuum Insulated Pipe provides a thermal efficiency >10 times better than foam insulated pipe
- Installation & Commissioning
- Training - hands-on cryogenics and operator training in the classroom and the field
- Onsite Maintenance & Service Packages



Brazed Aluminum Heat Exchangers (BAHX)


CHART

Cryogenic Tanks

© 2020 Chart Industries, Inc. Confidential and Proprietary

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THANK YOU 20 © 2020 Chart Industries, Inc. Confidential and ProprietaryTHANK YOU 20 © 2020 Chart Industries, Inc. Confidential and Proprietary